                          BECTON, DICKINSON AND COMPANY
                           DEFERRED COMPENSATION PLAN
   (Formerly the Becton, Dickinson and Company Salary and Bonus Deferral Plan)

                    Amended and Restated as of March 22, 2004

                          BECTON, DICKINSON AND COMPANY
                           DEFERRED COMPENSATION PLAN
                    Amended and Restated as of March 22, 2004

                                TABLE OF CONTENTS


ARTICLE I             Definitions.................................................................................2

         Section 1.1       "Accounts".............................................................................2
         Section 1.2       "Annual Open Enrollment Period"........................................................2
         Section 1.3       "Base Salary"..........................................................................2
         Section 1.4       "Board of Directors"...................................................................2
         Section 1.5       "Bonus"................................................................................2
         Section 1.6       "Change in Control"....................................................................2
         Section 1.7       "Code".................................................................................4
         Section 1.8       "Committee"............................................................................4
         Section 1.9       "Common Stock".........................................................................4
         Section 1.10      "Company"..............................................................................4
         Section 1.11      "Company Discretionary Credits"........................................................4
         Section 1.12      "Company Discretionary Credit Account".................................................4
         Section 1.13      "Company Matching Credits".............................................................4
         Section 1.14      "Company Matching Credit Account"......................................................4
         Section 1.15      "Deferral Election"....................................................................4
         Section 1.16      "Deferred Bonus".......................................................................4
         Section 1.17      "Deferred Bonus Account"...............................................................4
         Section 1.18      "Deferred Bonus Election"..............................................................4
         Section 1.19      "Deferred Equity-Based Compensation"...................................................5
         Section 1.20      "Deferred Equity-Based Compensation Account"...........................................5
         Section 1.21      "Deferred Equity-Based Compensation Election"..........................................5
         Section 1.22      "Deferred Salary"......................................................................5
         Section 1.23      "Deferred Salary Account"..............................................................5
         Section 1.24      "Deferred Salary Election".............................................................5
         Section 1.25      "Deferred SERP Distribution"...........................................................5
         Section 1.26      "Deferred SERP Distribution Account"...................................................5
         Section 1.27      "Deferred SERP Distribution Election"..................................................5
         Section 1.28      "Deferred Stock Account"...............................................................5
         Section 1.29      "Deferred Stock Election"..............................................................5
         Section 1.30      "Disabled".............................................................................5
         Section 1.31      "Dividend Reinvestment Return".........................................................5
         Section 1.32      "Equity-Based Compensation"............................................................6
         Section 1.33      "Equity-Based Compensation Plan".......................................................6
         Section 1.34      "ERISA"................................................................................6
         Section 1.35      "Fiscal Year"..........................................................................6
         Section 1.36      "Investment Election"..................................................................6
         Section 1.37      "Investment Options"...................................................................6
         Section 1.38      "NYSE".................................................................................6




         Section 1.39      "Other Stock-Based Awards".............................................................6
         Section 1.40      "Participant"..........................................................................6
         Section 1.41      "Performance Units"....................................................................6
         Section 1.42      "Plan".................................................................................6
         Section 1.43      "Plan Year" means the calendar year....................................................6
         Section 1.44      "Restricted Stock Units"...............................................................6
         Section 1.45      "SERP".................................................................................6
         Section 1.46      "Stock Award Plan".....................................................................7
         Section 1.47      "Stock Trust"..........................................................................7

ARTICLE II            Eligibility and Participation...............................................................8

         Section 2.1       Eligibility............................................................................8
         Section 2.2       Participation..........................................................................8

ARTICLE III           Deferral Elections and Deferral Periods....................................................11

         Section 3.1       Deferred Salary Election..............................................................11
         Section 3.2       Deferred Bonus Election...............................................................11
         Section 3.3       Deferred Equity-Based Compensation Election...........................................12
         Section 3.4       Deferred SERP Distribution Election...................................................12
         Section 3.5       Company Matching Credits..............................................................13
         Section 3.6       Company Discretionary Credits.........................................................13
         Section 3.7       Deferral Period.......................................................................13
         Section 3.8       Modification of Deferral Period.......................................................14

ARTICLE IV            Participants' Accounts.....................................................................15

         Section 4.1       Crediting of Employee Deferrals and Company Matching and Discretionary Credits........15
         Section 4.2       Investment Election...................................................................15
         Section 4.3       Hypothetical Earnings.................................................................15
         Section 4.4       Vesting...............................................................................18
         Section 4.5       Account Statements....................................................................18

ARTICLE V             Distributions and Withdrawals..............................................................19

         Section 5.1       Timing of Distribution................................................................19
         Section 5.2       Form of Distribution..................................................................22

ARTICLE VI            General Provisions.........................................................................25

         Section 6.1       Unsecured Promise to Pay..............................................................25
         Section 6.2       Plan Unfunded.........................................................................25
         Section 6.3       Designation of Beneficiary............................................................25
         Section 6.4       Expenses..............................................................................26
         Section 6.5       Voting Common Stock...................................................................26
         Section 6.6       Non-Assignability.....................................................................26
         Section 6.7       Mandatory Deferral....................................................................26
         Section 6.8       Employment/Participation Rights.......................................................26


         Section 6.9       Severability..........................................................................27
         Section 6.10      No Individual Liability...............................................................27
         Section 6.11      Tax Withholding.......................................................................27
         Section 6.12      Applicable Law........................................................................28
         Section 6.13      Incompetency..........................................................................28
         Section 6.14      Notice of Address.....................................................................28

ARTICLE VII           Administration.............................................................................29

         Section 7.1       Committee.............................................................................29
         Section 7.2       Claims Procedure......................................................................29

ARTICLE VIII          Amendment, Termination and Effective Date..................................................30

         Section 8.1       Amendment of the Plan.................................................................30
         Section 8.2       Termination of the Plan...............................................................30
         Section 8.3       No Impairment of Benefits.............................................................30
         Section 8.4       Effective Date........................................................................30


                          BECTON, DICKINSON AND COMPANY

                           DEFERRED COMPENSATION PLAN

                    Amended and Restated as of March 22, 2004

                                    FOREWORD


Effective as of August 1, 1994 (the "Effective Date"), Becton, Dickinson and Company (the "Company") adopted the Becton, Dickinson and Company Salary and Bonus Deferral Plan (the "Plan") for the benefit of certain of its employees. The Plan is intended to be an unfunded plan of deferred compensation primarily for the benefit of a select group of management and highly compensated employees. To the extent that the Plan permits the voluntary deferral of bonuses, the Plan is intended to amend and replace the Bonus Deferral Option of the Becton, Dickinson and Company Executive Bonus Plan.

The purpose of the Plan is to permit those employees of the Company who are part of a select group of management or highly compensated employees to defer, pursuant to the provisions of the Plan, a portion of the salaries, bonuses and other remuneration (including certain equity-based compensation) otherwise payable to them.

Effective as of August 15, 1996, the Board of Directors of the Company amended the Plan to permit Participants to have their deferred salaries or deferred bonuses considered to be invested in Common Stock of the Company, to permit those Participants to vote a number of shares of Common Stock equal to the number considered to be held for their benefit under the Plan, and for certain other purposes.

Effective as of November 1, 2001, the Plan is amended and restated to rename the Plan as the Becton, Dickinson and Company Deferred Compensation Plan, and to modify the deferral opportunities and the distribution and withdrawal options under the Plan, and to make certain other modifications deemed desirable.

Effective as of March 22, 2004, the Plan is amended and restated to permit participants to defer certain equity-based compensation awarded under the Becton, Dickinson and Company Stock Award Plan (the "Stock Award Plan") and the Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan (the "Equity-Based Compensation Plan") and to clarify the Committee's discretion to require Deferral Elections to be made earlier than September 30 of a Plan Year with respect to amounts to be paid in a year or years following the Plan Year. The Plan is also amended to allow reallocations from a Participant's Deferred Stock Account to other Investment Options.

                                    ARTICLE I

                                   Definitions

         Section 1.1 "Accounts" means the bookkeeping accounts established under the Plan, if any, on behalf of a Participant and includes earnings credited thereon or losses charged thereto.

         Section 1.2 "Annual Open Enrollment Period" means the annual period designated by the Committee, which ends not later than the December 31 of a Plan Year, during which a Participant may make or change elections to defer annual Base Salary, Bonuses, Equity-Based Compensation, and SERP distributions. Notwithstanding the foregoing, the Annual Open Enrollment Period for 2001 shall be the period designated by the Committee which ends not later than November 9, 2001.

         Section 1.3 "Base Salary" means the base salary or wages otherwise taken into account under the Becton, Dickinson and Company Savings Incentive Plan, determined in accordance with the provisions of such plan, but without regard to the limitation on compensation otherwise required under Code section 401(a)(17), and without regard to any deferrals of the foregoing of compensation under this or any other plan of deferred compensation maintained by the Company.

         Section 1.4 "Board of Directors" means the Board of Directors of the Company.

         Section 1.5 "Bonus" means the annual bonus payable under the Company's Performance Incentive Plan, or any successor thereto.

         Section 1.6 "Change in Control" of the Company means any of the following events:

                  (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 1.6, the following acquisitions shall not constitute a Change of
         Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 1.6(3)(A), 1.6(3)(B) and 1.6(3)(C), or (v) any acquisition that the Board determines, in good faith, was inadvertent, if the acquiring Person divests as promptly as practicable a sufficient amount of the Outstanding Company Common Stock and/or the Outstanding

         Company Voting Securities, as applicable, to reverse such acquisition of 25% or more thereof.

                  (2) Individuals who, as of April 24, 2000, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 24, 2000 whose election, or nomination for election as a director by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                  (3) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         Section 1.7 "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         Section 1.8 "Committee" means the committee that is responsible for administering the Plan. The Committee shall consist of three or more employees of the Company as determined by, and appointed by, the Board of Directors. The Committee may delegate pursuant to a written authorization (including, by way of illustration, through a contract, memorandum, or other written delegation document) any or all of its responsibilities involving ongoing day-to-day administration or ministerial acts, as set forth in this Plan to one or more individuals or service-providers. In any case where this Plan refers to the Committee, such reference is deemed to be a reference to any delegate of the Committee appointed for such purpose.

         Section 1.9 "Common Stock" means the common stock ($1.00 par value) of the Company, including any shares into which it may be split, subdivided or combined.

         Section 1.10 "Company" means Becton, Dickinson and Company and any successor to such corporation by merger, purchase or otherwise.

         Section 1.11 "Company Discretionary Credits" means the amounts credited to a Participant's Company Discretionary Credit Account, if any, pursuant to
Section 3.6.

         Section 1.12 "Company Discretionary Credit Account" means the bookkeeping account established under Section 3.6, if any, on behalf of a Participant and includes any earnings credited thereon or losses charged thereto pursuant to Article IV.

         Section 1.13 "Company Matching Credits" means the amounts credited to a Participant's Company Matching Credit Account, if any, pursuant to Section 3.5.

         Section 1.14 "Company Matching Credit Account" means the bookkeeping account established under Section 3.5, if any, on behalf of a Participant and includes any earnings credited thereon or losses charged thereto pursuant to
Article IV.

         Section 1.15 "Deferral Election" means the Participant's election to participate in this Plan and defer amounts eligible for deferral in accordance with the Plan terms. Except as the context otherwise requires, references herein to Deferral Elections include any subsequent modifications of a prior Deferral Election.

         Section 1.16 "Deferred Bonus" means the amount of a Participant's Bonus that such Participant has elected to defer until a later year pursuant to an election under Section 3.2.

         Section 1.17 "Deferred Bonus Account" means the bookkeeping account established under Section 3.2 on behalf of a Participant, and includes any earnings credited thereon or losses charged thereto pursuant to Article IV.

         Section 1.18 "Deferred Bonus Election" means the election by a Participant under Section 3.2 to defer a portion of the Participant's Bonus until a later year.

         Section 1.19 "Deferred Equity-Based Compensation" means the amount of a Participant's Equity-Based Compensation that such Participant has elected to defer until a later year pursuant to an election under Section 3.3.

         Section 1.20 "Deferred Equity-Based Compensation Account" means the bookkeeping account established under Section 3.3 on behalf of a Participant, and includes any earnings credited thereon or losses charged thereto pursuant to
Section 4.3(b).

         Section 1.21 "Deferred Equity-Based Compensation Election" means the election by a Participant under Section 3.3 to defer a portion of the Participant's Equity-Based Compensation.

         Section 1.22 "Deferred Salary" means the amount of a Participant's Base Salary that such Participant has elected to defer until a later year pursuant to an election under Section 3.1.

         Section 1.23 "Deferred Salary Account" means the bookkeeping account established under Section 3.1 on behalf of a Participant, and includes any earnings credited thereon or losses charged thereto pursuant to Article IV.

         Section 1.24 "Deferred Salary Election" means the election by a Participant under Section 3.1 to defer until a later year a portion of his or her Base Salary.

         Section 1.25 "Deferred SERP Distribution" means the amount of a Participant's SERP distribution that such Participant has elected to defer under this Plan pursuant to an election under Section 3.4.

         Section 1.26 "Deferred SERP Distribution Account" means the bookkeeping account established under Section 3.4 on behalf of a Participant, and includes any earnings credited thereon or losses charged thereto pursuant to Article IV.

         Section 1.27 "Deferred SERP Distribution Election" means the election by a Participant under Section 3.4 to defer all or a portion of the Participant's SERP distribution.

         Section 1.28 "Deferred Stock Account" means the bookkeeping account established under Section 4.3(b) on behalf of a Participant and includes, in addition to amounts stated in that Section, any Dividend Reinvestment Return credited thereon.

         Section 1.29 "Deferred Stock Election" means the election by a Participant under Section 4.3(b) to have applicable deferred amounts credited in the form of Common Stock to the Participant's Deferred Stock Account.

         Section 1.30 "Disabled" means that a Participant is totally and permanently disabled as defined in the Company's Long-Term Disability Plan.

         Section 1.31 "Dividend Reinvestment Return" means the amounts which are credited to each Participant's Deferred Stock Account pursuant to Section 4.3(b) to reflect dividends declared by the Company on its Common Stock.

         Section 1.32 "Equity-Based Compensation" means (i) November 24, 2003, awards granted under the Stock Award Plan and (ii) Restricted Stock Units, Performance Units, and Other Stock-Based Awards granted under Sections 7, 8, and 9 of the Equity-Based Compensation Plan, and does not include any such awards that qualify as vested stock, restricted stock, stock option awards, or stock appreciation rights.

         Section 1.33 "Equity-Based Compensation Plan" means the Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan.

         Section 1.34 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         Section 1.35 "Fiscal Year" means the fiscal year of the Company, which currently is the twelve month period commencing on the first day of October and ending on the last day of September of the following calendar year.

         Section 1.36 "Investment Election" means the Participant's election to have deferred amounts credited with hypothetical earnings credits (or losses) that track the investment performance of the Investment Options and/or Company Common Stock in accordance with Article IV.

         Section 1.37 "Investment Options" means those hypothetical targeted investment options designated by the Committee as measurements of the rate of return to be credited to (or charged against) amounts deferred to Participants' Accounts.

         Section 1.38 "NYSE" means The New York Stock Exchange.

         Section 1.39 "Other Stock-Based Awards" means awards granted under
Section 9 of the Equity-Based Compensation Plan.

         Section 1.40 "Participant" means a common law employee of the Company who meets the eligibility requirements for a deferral under this Plan as set forth in Article II and who is eligible to elect to defer amounts under this Plan in accordance with Article III.

         Section 1.41 "Performance Units" means awards granted under Section 8 of the Equity-Based Compensation Plan.

         Section 1.42 "Plan" means the Becton, Dickinson and Company Deferred Compensation Plan (previously the Becton, Dickinson and Company Salary and Bonus Deferral Plan) as from time to time in effect.

         Section 1.43 "Plan Year" means the calendar year.

         Section 1.44 "Restricted Stock Units" means Restricted Stock Units granted under Section 7 of the Equity-Based Compensation Plan.

         Section 1.45 "SERP" means the Becton, Dickinson and Company Retirement Benefit Restoration Plan, as from time to time in effect.

         Section 1.46 "Stock Award Plan" means the Becton, Dickinson and Company Stock Award Plan as the same may be amended from time to time.

         Section 1.47 "Stock Trust" means the Becton, Dickinson and Company Deferred Salary and Bonus Trust established as of August 15, 1996 between the Company and Wachovia Bank of North Carolina, N.A., as amended from time to time thereafter.

                                   ARTICLE II

                          Eligibility and Participation

         Section 2.1       Eligibility

                  (a) An individual shall be eligible to become a Participant in this Plan if the individual meets the following requirements:

                           (i) the individual is a common law employee of a unit of the Company (or of one of its subsidiaries) to which the Plan has been adopted pursuant to a decision by, or with the approval of, the Board of Directors;

                           (ii) the individual is not a nonresident alien of the United States receiving no United States source income within the meaning of sections 861(a)(3) or 911(d)(2) of the Code; and

                           (iii) the employee has annualized Base Salary of $100,000 or more for the calendar year in which the Deferral Election is required to be made.

                  (b) The Committee shall have the ability to adjust, prospectively for any Plan Year, the dollar limitation in Section 2.1(a)(iii).

                  (c)      The Committee may also:

                           (i)      designate as ineligible particular
                                    individuals, groups of individuals or
                                    employees of business units who otherwise would be eligible under Section 2.1(a); or

                           (ii)     designate as eligible particular
                                    individuals, groups of individuals or
                                    employees of business units who otherwise would be ineligible under Section 2.1(a).

                  (d) An employee who, at any time, ceases to meet the foregoing eligibility requirements, as determined in the sole discretion of the Committee, shall thereafter cease to be a Participant eligible to continue making deferrals under the Plan, and any deferral elections then in effect shall cease to be effective. In such case, the individual may remain a Participant in the Plan with respect to amounts already deferred prior to the date such individual ceased to be an active Participant.

         Section 2.2       Participation

                  (a) Deferral Election. As soon as practicable after the Committee determines that an employee is eligible to become a Participant, the Committee shall provide the Participant with the appropriate election forms with which a Participant may make a Deferral Election. In the case of an employee who first becomes eligible during a Plan Year, such Deferral Election may be made within the first thirty (30) days of eligibility with respect to any Salary to be earned thereafter for the remainder of the Plan Year. In the case of a newly-hired participant, such Deferral Election within the first thirty (30) days of eligibility may also be made with respect to any Equity-Based Compensation awarded or granted at the time of hire and to be earned thereafter. In the case of Bonus awards granted in 2004 and 2005 and Equity-Based Compensation awards granted in 2003 and 2004, the Deferred Bonus and Deferred Equity-Based Compensation Elections shall be made by September 30, 2004, or such earlier time determined by the Committee. In the event that such Deferred Bonus and Deferred Equity-Based Compensation Elections are required by the Committee to be made earlier than September 30, 2004, in order that the Deferral Elections will be grandfathered under certain proposed legislation, but the legislation, as enacted, does not grandfather the Deferral Elections, the early Deferral Elections shall be void. If the Participant does not return the completed forms to the Committee at such time as required by the Committee, the Participant will not be allowed to participate in the Plan until the next Annual Open Enrollment Period. All Deferral Elections hereunder (including any modifications of prior Deferral Elections otherwise permitted under the Plan) may be made in accordance with written, electronic or telephonic procedures prescribed by the Committee.

                  (b) Contents of Deferral Election. A Participant's Deferral Election must be made in the manner designated by the Committee and must be accompanied by:

                           (i) an election to defer Base Salary, Bonus, and/or Company Matching Credits and, with respect to deferrals made on or after January 1, 2002, and through December 31, 2003, a single deferral period election and distribution option election with respect to all such amounts deferred for any Plan Year (all such amounts deferred with respect to any Plan Year shall be treated as a single category of deferral for purposes of determining deferral periods and distribution options), and, with respect to amounts deferred after December 31, 2003, a single deferral period election and distribution option election with respect to Base Salary and Company Matching Credit (Base Salary and Company Matching Credit deferrals with respect to any Plan Year shall be treated as a single category of deferral for purposes of determining deferral periods and distribution options) and separate deferral period and distribution option elections with respect to Bonus;

                           (ii)     an election to defer Equity-Based
                                    Compensation and a deferral period election with respect to Equity-Based Compensation, as determined by the Committee;

                           (iii) an election to defer SERP distributions and any Company Discretionary Credits and a separate deferral period election with respect to each such separate category of deferral;

                           (iv) an Investment Election (except with respect to an Equity-Based Compensation Election, which shall automatically be credited to a Deferred Stock Account for investment return purposes);

                           (v)      a designation of a beneficiary or
                                    beneficiaries to receive any deferred
                                    amounts owed upon the Participant's death;

                           (vi) subject to section 2.2(b)(i), a designation as to the form of distribution for each separate year's deferral and each separate category of deferral; provided, however, that if no specific election is made with respect to any deferred amount, the Participant will be deemed to have elected to receive such amounts in the form of a lump sum distribution (in cash and, solely to the extent distributable amounts are credited to the Participant's Deferred Stock Account at the time of the distribution, shares of Common Stock);

                           (vii)    an application for a policy of life
                                    insurance under which the Participant is the insured and the Company is the sole owner of and beneficiary under such policy; and

                           (viii) such additional information as the Committee deems necessary or appropriate.

                                   ARTICLE III
                     Deferral Elections and Deferral Periods

         Section 3.1       Deferred Salary Election

                  (a) Each Participant who has elected to defer the maximum pre-tax elective deferral that is permitted for a calendar year under the Becton, Dickinson and Company Savings Incentive Plan and under Code section 402(g) may make a Deferred Salary Election with respect to Base Salary otherwise to be paid in such calendar year, provided that a valid Deferred Salary Election is made by the date specified in Section 3.1(b). A Participant may elect to defer from 1% to 75% of the Participant's Base Salary (in increments of 1%); provided, however, that the Participant must elect a Deferred Salary amount of at least $5,000. Notwithstanding the foregoing, any Deferred Salary Election must be made in a manner that will ensure that the Participant is paid a sufficient amount of Base Salary that will allow adequate amounts available for (i) any pre-tax elective deferrals under the Becton, Dickinson and Company Savings Incentive Plan, and (ii) any amounts to be deferred by the Participant in order to participate in any other benefit programs maintained by the Company.

                  (b) Except with respect to Deferred Salary Elections made by Participants who first become eligible to participate during a Plan Year (which elections must be made as specified in Section 2.2(a)), a Deferred Salary Election with respect to Base Salary for a particular calendar year must be made on or before the December 31 (November 9, 2001 with respect to salary earned during the 2002 year) preceding the commencement of such calendar year or at such earlier time as determined by the Committee. Once a Deferred Salary Election is made, it shall be irrevocable for the applicable calendar year and apply only to Base Salary otherwise to be paid during the applicable calendar year. Such Deferred Salary shall be credited to the Participant's Deferred Salary Account as of the first business day after the last day of each payroll period.

         Section 3.2       Deferred Bonus Election

                  (a) Each Participant may elect to make a Deferred Bonus Election with respect to a Bonus otherwise to be paid in the calendar year immediately following (or, in the discretion of the Committee, in a later year following) the year of the Participant's Deferred Bonus Election. A Participant may elect to defer from 1% to 100% of the Participant's Bonus (in increments of 1%); provided, however, that the Participant's Deferred Bonus Election must result in a deferral of at least $5,000.

                  (b) A Deferred Bonus Election with respect to any Bonus to be paid in a particular calendar year must be made on or before the September 30 preceding the commencement of such calendar year (November 9, 2001 with respect to Bonus amounts to be paid in 2002) or at such earlier time as determined by the Committee. Once made, a Deferred Bonus Election cannot be changed or revoked except as provided herein. Such Deferred Bonus shall be credited to the Participant's Deferred Bonus Account as of the first business day in January of the year that the Bonus otherwise would have been paid to the Participant in the absence of any deferral hereunder.

         Section 3.3       Deferred Equity-Based Compensation Election

                  (a) To the extent permitted by law on a tax deferred basis, each Participant may elect to make a Deferred Equity-Based Compensation Election with respect to Equity-Based Compensation otherwise to be paid in the calendar year immediately following (or, in the discretion of the Committee, in a later year following) the year of the Participant's Deferred Equity-Based Compensation Election. A Participant may elect to defer from 1% to 100% of the Participant's Equity-Based Compensation, and may make separate elections with respect to each of the Participant's Restricted Stock Units, Performance Units, Other Stock-Based Awards, and November 24, 2003, awards under the Stock Award Plan, provided, however, that the Participant's total Equity-Based Compensation Election must result in a deferral of at 100 units of Equity-Based Compensation.

                  (b) A Deferred Equity-Based Compensation Election with respect to any Equity-Based Compensation to be paid in a particular calendar year must be made on or before September 30 preceding the commencement of such calendar year or at such earlier time as determined by the Committee. Once made, a Deferred Equity-Based Compensation Election cannot be changed or revoked except as provided herein. Such Deferred Equity-Based Compensation shall be credited to the Participant's Deferred Equity-Based Compensation Account as soon as practicable after the Equity-Based Compensation otherwise would vest and be paid, and will be credited for investment tracking purposes to the Participant's Deferred Stock Account under
                           Section 4.3(b).

         Section 3.4       Deferred SERP Distribution Election

                  (a) Each Participant who is otherwise a participant in the SERP may elect to make a Deferred SERP Distribution Election, at the time specified in subsection (b) below, with respect to a SERP distribution that is otherwise to be paid to the Participant. A Participant may elect to defer from 1% to 100% of the Participant's applicable SERP distribution (in increments of 1%); provided, however, that the total of the Participant's Deferred SERP Distribution Election must result in a deferral of at least $5,000.

                  (b) A Deferred SERP Distribution Election with respect to any SERP distribution payable during a particular calendar year must be made at least one year before the date that the SERP distribution is otherwise payable to the Participant. Once made, a Deferred SERP Distribution Election cannot be changed or revoked except as provided herein. Such Deferred SERP Distribution shall be credited to the Participant's Deferred SERP Distribution Account as soon as practicable after such amount would otherwise have been payable to the Participant. If the Participant otherwise becomes entitled to a SERP distribution after having made such an election and before the end of such one-year period, such election shall be ineffective and the applicable SERP distribution shall not be deferred hereunder.

         Section 3.5       Company Matching Credits

                           If a Participant has made a Deferred Salary Election in accordance with Section 3.1 and, as a result of such Deferred Salary Election, the Participant is entitled to a lower matching contribution amount under the SIP, then the Participant shall be eligible to have Company Matching Credits credited to the Participant's Company Matching Credit Account. The amount of such Company Matching Credits shall equal the amount of the matching contribution to which the Participant would have been entitled under the SIP had the Participant not made any Deferred Salary Election for the Plan Year under this Plan (taking into account all applicable Code limitations that limit the amount of matching contributions under the
                           SIP) less an amount equal to the actual matching contribution to which the Participant is entitled under the SIP for the Plan Year. Such amounts shall be credited to the Participant's Company Matching Credit Account as soon as practicable after the end of the Plan Year and shall be subject to the vesting schedule described in Article IV.

         Section 3.6       Company Discretionary Credits

                           The Company may, in its sole discretion, provide for additional credits to all or some Participants' Accounts at any time. Such amounts shall be credited to the Participant's Company Discretionary Credit Account and shall be subject to the vesting schedule established by the Company at the time such amounts are credited.

         Section 3.7       Deferral Period

                           With respect to amounts deferred in accordance with Sections 3.1 through 3.6, in accordance with section 2.2(b), each Participant must elect the deferral period for each separate category of deferral. Subject to the additional deferral provisions of
                           Section 3.8 and the acceleration provisions of
                           Article V, a Participant's deferral period may be for a specified number of years or until a specified date, subject to any limitations that the Committee in its discretion may choose to apply, provided that, in all events, a deferral period must be for at least two (2) years from the first day of the Plan Year in which the deferred amounts would otherwise be payable (or, in the case of amounts described in Section 3.5 or
                           Section 3.6, credited to the Participant's Account). However, notwithstanding the deferral period otherwise specified, payments shall be paid or begin to be paid under the Plan in accordance with the mandatory distribution provisions in Article V.

         Section 3.8       Modification of Deferral Period

                  (a) With respect to any previously deferred amount credited to a Participant's Accounts, a Participant may request that the Committee approve an additional deferral period of at least two (2) years from the date the previously deferred amounts were otherwise payable. Any such request must be made by written notice to the Committee at least twelve (12) months before the expiration of the deferral period for any previously deferred amount with respect to which an additional deferral election is requested. A separate additional deferral election is required to be made for each separate category of previously deferred amount that is treated as subject to a single deferral period election under section 2.2(b) above. Each such additional deferral election request shall include a newly designated manner of payment election in accordance with the provision of Section 5.2 below. No more than two such extensions may be elected by a Participant with respect to any specific deferred amount.

                  (b) With respect to any previously deferred amount credited to a Participant's Accounts, a Participant may request that the Committee approve an accelerated deferral date with respect to amounts that are not otherwise payable for at least three (3) years from the date of such request, provided that the resulting accelerated deferral date may not be any earlier than two (2) years from the date of such Participant election. A separate deferral modification election is required to be made for each separate category of previously deferred amount that is treated as subject to a single deferral period election under section 2.2(b) above. Each such modified deferral period request shall include a newly designated manner of payment election in accordance with the provisions of
                           Section 5.2 below. No more than two such modifications may be elected by a Participant with respect to any specific deferred amount.

                                  ARTICLE IV

                             Participants' Accounts

         Section 4.1 Crediting of Employee Deferrals and Company Matching and Discretionary Credits

                           Deferrals to this Plan that are made under Article III shall be credited to the Participant's Accounts in accordance with such rules established by the Committee from time to time. Each Participant's Accounts shall be administered in a way to permit separate Deferral Elections, deferral periods, and Investment Elections with respect to various Plan Year deferrals and compensation types as the Committee determines, in its sole discretion, are necessary or appropriate.

         Section 4.2       Investment Election

                           Effective January 1, 2002, all balances reflected through December 31, 2001 credited to the Accounts of Participants who are not actively employed on January 1, 2002 shall continue to be credited with earnings (or charged with losses) to reflect the income (or loss) that would have been earned had the deferred amounts been invested in the Investment Options then in effect with respect to such Participants. With respect to amounts credited to all other Participants' Accounts under the Plan, Participants' Investment Elections with respect to deferred amounts hereunder shall be made pursuant to the written, telephonic or electronic methods prescribed by the Committee and subject to such rules on Investment Elections and Investment Options as established by the Committee from time to time. Upon receipt by the Committee, and in accordance with rules established by the Committee, an Investment Election shall be effective as soon as practicable after receipt and processing of the election by the Committee. Investment Elections will continue in effect until changed by the Participant. An eligible Participant (including a Participant who terminates employment on or after January 1, 2002) may change a prior Investment Election (or default Investment Election) with respect to deferred amounts on a monthly basis, by notifying the Committee, at such time and in such manner as approved by the Committee. Any such changed Investment Election may result in amending Investment Elections for prior deferrals or for future deferrals or both.

         Section 4.3       Hypothetical Earnings

                  (a) General. Subject to Section 4.2, additional hypothetical bookkeeping amounts shall be credited to (or deducted from) a Participant's Accounts to reflect the earnings (or losses) that would have been experienced had the deferred amounts been invested in the Investment Options selected by the Participant as targeted rates of return, net of all fees and expenses otherwise associated with the Investment Options. The Committee may add or delete Investment Options, on a prospective basis, by notifying all Participants whose Accounts are hypothetically invested in such Options, in advance, and soliciting elections to transfer deferred amounts so that they track investments in other Investment Options then available.

                  (b) Company Stock Investment Option. Instead of having deferred amounts credited with hypothetical earnings (or losses) in accordance with Section 4.3(a), and subject to Section 4.2, a Participant may elect to have all or part of the Participant's deferred amounts (in whole percentage increments) credited in the form of Common Stock to a Deferred Stock Account. Such an election may be made as a part of the Participant's Deferral Election and thereafter on the same basis as Participants are permitted to make other Investment Elections and using the same or similar procedures as participants use to make other Investment Elections under Section 4.2. In addition, any amounts credited to a Participant's Accounts other than the Participant's Deferred Stock Account may be transferred for hypothetical investment tracking purposes to the Participant's Deferred Stock Account, and any amounts credited to a Participant's Deferred Stock Account may be transferred for hypothetical investment tracking purposes to a Participant's Accounts other than the Participant's Deferred Stock Account. All distributions of amounts credited to a Participant's Deferred Stock Account may only be distributed in whole shares of Common Stock (with cash for fractional shares).

                           A Participant's Deferred Stock Account will be credited:

                           (i) as of the first business day after the last day of each bi-weekly payroll period, with the number of shares of Common Stock (in whole shares and fractional shares, as determined by the Committee) determined by dividing the Participant's deferred amounts attributable to Deferred Salary for such bi-weekly payroll period subject to the Deferred Stock Election by the price for shares of Common Stock, determined by the Committee, as of the day such deferred amounts are credited to the Participant's Account; and

                           (ii) annually, as of the first business day in January of each calendar year, with the number of shares of Common Stock (in whole shares and fractional shares, as determined by the Committee) determined by dividing the portion of the Participant's Deferred Bonus and Company Matching Credits subject to the Deferred Stock Election by the price for shares of Common Stock, determined by the Committee, as of the day such deferred amounts are credited to the Participant's Accounts; and

                           (iii) at such other times as the Committee determines with respect to all other deferred amounts under the Plan, with the number of shares of Common Stock (in whole shares and fractional shares, as determined by the Committee) determined by dividing the portion of the Participant's deferred amounts to be credited in the Deferred Stock Account by the price for shares of Common Stock, determined by the Committee, as of the day such deferred amounts are credited to the Participant's Account, or, in the case of deferred amounts measured in stock units, by crediting the account with the same number of shares of Common Stock.

                           If the Company enters into transactions involving stock splits, stock dividends, reverse splits or any other recapitalization transactions, the number of shares of Common Stock credited to a Participant's Deferred Stock Account will be adjusted (in whole shares and fractional shares, as determined by the Committee) so that the Participant's Deferred Stock Account reflects the same equity percentage interest in the Company after the recapitalization as was the case before such transaction.

                           If at least a majority of the Company's stock is sold or exchanged by its shareholders pursuant to an integrated plan for cash or property (including stock of another corporation) or if substantially all of the assets of the Company are disposed of and, as a consequence thereof, cash or property is distributed to the Company's shareholders, each Participant's Deferred Stock Account will, to the extent not already so credited under this Section 4.3(b), be (i) credited with the amount of cash or property receivable by a Company shareholder directly holding the same number of shares of Common Stock as is credited to such Participant's Deferred Stock Account and (ii) debited by that number of shares of Common Stock surrendered by such equivalent Company shareholder.

                           Each time the Company declares a dividend on its Common Stock, each Participant's Deferred Stock Account will be credited with a Dividend Reinvestment Return equal to that number of shares of Common Stock (in whole shares and fractional shares, as determined by the Committee) determined by dividing (i) the amount that would have been paid (or the fair market value thereof, if the dividend is not paid in cash) to the Participant on the total number of shares of Common Stock credited to the Participant's Deferred Stock Account had that number of shares of Common Stock been held by such Participant by (ii) the price for shares of Common Stock, determined by the Committee, as of the dividend payment date.

                  (c) Limitations on Allocations and Reallocations to and From Deferred Stock Account.

                           Pursuant to the Policy Statement on Insider Trading and Compliance, as the same may be amended (the "Policy"), there are time periods (each, a "blackout period") during which time Participants may not effect transactions, directly or indirectly, in Company equity securities. Under the Policy, the Company's Corporate Secretary may also impose additional blackout periods with respect to some or all Participants. Participants whose ability to effect transactions is prohibited during such blackout periods also will be prohibited during such periods from making any Investment Election or Deferred Stock Election that increases or decreases the amount credited to the participant's Deferred Stock Account. The Committee, at the direction of the Company's Corporate Secretary, shall adopt and implement procedures to ensure that the provisions of this Paragraph are carried out.

         Section 4.4       Vesting

                           At all times a Participant shall be fully vested in his Deferred Salary, Deferred Bonus, Deferred Equity-Based Compensation, and Deferred SERP Distribution Accounts hereunder (including any earnings or losses and Dividend Reinvestment Return thereon). A Participant shall become vested in any Company Matching Credits in the same manner and to the same extent as the Participant is vested in matching contributions otherwise credited to the Participant under the Becton, Dickinson and Company Savings Incentive Plan. A Participant shall become vested in any Company Discretionary Credits pursuant to the vesting schedule established by the Company at the time such Credits, if any, are made. Except as otherwise provided in Section 5.1(b) (death) or
                           Section 5.1(c) (disability), if a Participant terminates employment at any time prior to becoming fully vested in amounts credited to the Participant's Accounts hereunder, the nonvested amounts credited to the Participant's Accounts shall be immediately forfeited and the Participant shall have no right or interest in such nonvested deferred amounts.

         Section 4.5       Account Statements

                           Within 60 days following the end of each Plan Year (or at such more frequent times determined by the Committee), the Committee shall furnish each Participant with a statement of Account which shall set forth the balances of the individual's Accounts as of the end of such Plan Year (or as of such time determined by the Committee), inclusive of tracked earnings (or losses) and any Dividend Reinvestment Return. In addition, the Committee shall maintain records reflecting each year's deferrals separately by type of compensation.

                                    ARTICLE V

                          Distributions and Withdrawals

         Section 5.1       Timing of Distribution

                  (a) Time of Distribution - Distributions Other than Death, Disability, or Scheduled Distributions. Except as otherwise provided herein in the case of a Participant who retires and subject to Section 5.1(d), a Participant's vested Accounts shall be paid or commence to be paid, in the form of distribution elected in a particular Deferral Election (subject to Section 5.2), at such date as determined in the sole discretion of the Committee following the earlier of:
                           (i) the Participant's termination of employment, or
                           (ii) the date otherwise specified in the Participant's Deferral Election. In the case of a Participant who retires from employment hereunder (as defined below), and subject to Section 5.1(d), a Participant's vested Accounts shall be paid or commence to be paid, in the form of distribution elected in a particular Deferral Election (subject to Section 5.2), at such date as determined in the sole discretion of the Committee following the later of:
                           (i) the Participant's retirement from active employment (or, in the case of certain Equity-Based Compensation that vests one year after retirement, one year after retirement), or (ii) the date otherwise specified in the Participant's Deferral Election; provided however that, in all events distributions to such a retired Participant must be made (or commence to be paid) as of the earlier of the Participant's attainment of age 70 or death. For purposes of this Section 5.1(a), a Participant has "retired" from active employment if:

                           (i) the Participant terminates from active employment after having attained age 65 with five years of service with the Company or an affiliate;

                           (ii) the Participant terminates from active employment after having attained age 55 with ten years of service with the Company or an affiliate; or

                           (iii) the Committee, in its sole discretion, otherwise determines that the Participant has retired for this purpose.

                  (b) Timing of Distributions - Participant's Death. If a Participant dies before the full distribution of the Participant's Accounts under this Article V, any deferred amounts that are not vested and have not previously been forfeited shall become 100% vested. Unless the Participant had commenced receiving installment payments, as soon as practicable after the Participant's death, all remaining amounts credited to the Participant's Accounts shall be paid in a single lump sum payment to the Participant's named beneficiary (or beneficiaries). In the absence of any beneficiary designation, payment shall be made to the personal representative, executor or administrator of the Participant's estate. Beneficiary designations may be changed by a Participant at any time without the consent of the Participant's spouse or any prior beneficiary. If the Participant dies after having commenced to receive installment payments, the Participant's beneficiary may accelerate the payment of any remaining installment payments as follows:

                           (i) The beneficiary may request (within a reasonable time after the Participant's death, as specified by the Committee) that all remaining installment payments that are otherwise to be paid to the beneficiary at least twelve (12) months after the date of the request be accelerated and paid in a single lump sum payment as of a date specified by the Committee that is at least twelve (12) months after the date of the request; or

                           (ii) The beneficiary may request (within a reasonable time after the Participant's death, as specified by the Committee) that all remaining installment payments that are otherwise to be paid to the beneficiary be accelerated and paid in the form of an immediate lump sum payment, subject to the requirement that ten percent (10%) of the remaining amounts be permanently forfeited.

                  (c) Timing of Distributions - Participant's Disability. Notwithstanding anything in the Plan to the contrary, if a Participant becomes Disabled, the Participant will be treated as having terminated employment and any deferred amounts that are not vested and have not previously been forfeited shall become 100% vested. Notwithstanding anything in a Participant's Deferral Election to the contrary with respect to payment commencement, as soon as practicable after the Participant becomes Disabled, all remaining amounts credited to the Participant's Accounts shall be paid or commence to be paid to the Participant in the form of distribution elected by the Participant in the Participant's Deferral Election. In addition, as soon as practicable after the Participant becomes Disabled, the Participant may request that the Committee change any installment distribution election so that amounts subject to the election are accelerated and paid in the form of a single lump sum distribution. Such distribution shall be made only if the Committee, taking into account the type of factors taken into account in the event of a hardship under Section 5.1(f), in its sole discretion, approves such request.

                  (d) Scheduled Distribution. As a part of the Participant's Deferral Election, a Participant may elect to receive a lump sum distribution or annual installments (over 2, 3, 4 or 5 years, as elected by the Participant) equal to all or any part of the vested balance of the Participant's Accounts to be paid (or commence to be paid) at a scheduled distribution date, subject to the timing requirements in Section 5.1(a). For these purposes, the amount of each installment payment shall be determined by multiplying the value of the Participant's remaining vested Accounts subject to the scheduled distribution election by a fraction, the numerator of which is one (1) and the denominator of which is the number of calendar years remaining in the installment period. These scheduled distributions are generally available only for distributions that are scheduled to commence to be paid while a Participant is employed by the Company. If a Participant terminates employment before commencing receipt of scheduled distributions, the timing requirements of Section 5.1(a) shall apply (which requirements provide for payment upon termination of employment, unless the Participant has attained retirement age, in which case a later distribution date may apply). If a Participant terminates employment while receiving scheduled installment payments, such installment payments shall continue to be paid in the same form of distribution, subject to the Participant's right to accelerate the remaining payments in accordance with Section 5.1(e) or Section 5.1(f). Notwithstanding the foregoing, if a Participant's employment is terminated for cause, as determined by the Company, full payment of all remaining amounts in such Participant's Account shall be paid in the form of a single lump sum payment as soon as practicable after such termination.

                  (e) Early Distribution. Notwithstanding any other provision of the Plan, a Participant or beneficiary may, at any time prior to or subsequent to commencement of payments, request in writing to the Committee to have any or all vested amounts in his or her Accounts paid in an immediate lump sum distribution, provided that an amount equal to ten percent (10%) of the requested distribution shall be permanently forfeited from the Participant's Accounts prior to such distribution. Any such lump sum distribution shall be paid as soon as practicable after the Committee's receipt of the Participant's (or beneficiary's) request. The minimum permitted early distribution under this Section 5.1(e) shall be $3,000.

                  (f) Hardship Distribution. At any time prior to the time an amount is otherwise payable hereunder, an active Participant may request a distribution of all or a portion of any vested amounts credited to the Participant's Accounts on account of the Participant's financial hardship, subject to the following requirements:

                           (i) Such distribution shall be made, in the sole discretion of the Committee, if the Participant has incurred an unforeseeable emergency.

                           (ii) For purposes of this Plan, an "unforeseeable emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a Participant's dependent (as defined in Code section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case and be based on the information supplied by the Participant, in writing, pursuant to the procedure prescribed by the Committee. In addition to the foregoing, distributions under this subsection shall not be allowed for purposes of sending a child to college or the Participant's desire to purchase a home or other residence. In all events, distributions made on account of an unforeseeable emergency are limited to the extent reasonably needed to satisfy the emergency need.

                           (iii) Notwithstanding the foregoing, payment under this subsection may not be made to the extent that such hardship is or may be relieved:

                                    (A) through reimbursement or compensation by insurance or otherwise,

                                    (B) by liquidation of the Participant's
                                    assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

                                    (C) by cessation of deferrals under the
                                    Plan.

                           (iv) All distributions under this subsection shall be made in cash as soon as practicable after the Committee has approved the distribution and that the requirements of this subsection have been met.

                           (v) The minimum permitted hardship withdrawal shall be $3,000.

         Section 5.2       Form of Distribution

                  (a) General. Except as otherwise provided in this Article V, all amounts payable from a Participant's Accounts shall be paid in one of the forms of distribution described in Subsections (b) and (c) below, as elected by the Participant in a Deferral Election or as modified by the Participant in accordance with Subsection (d) below. Any Participant who fails to elect a form of distribution with respect to any deferral amount (or any compensation type) shall be deemed to have elected to receive such amounts in the form of a lump sum distribution in cash and, to the extent distributable amounts are credited to the Participant's Deferred Stock Account, in shares of Common Stock (with any fractional share interest therein paid in cash to the extent of the then fair market value thereof).

                  (b) Lump Sum Distribution. A Participant may elect, in accordance with such procedures established by the Committee, to have any vested deferral amounts credited to his Accounts paid in the form of a single lump sum distribution at the time otherwise required or permitted under the Plan.

                  (c) Annual Installment Distributions. A Participant may elect, in accordance with such procedures established by the Committee, to have any vested deferral amounts credited to his Accounts paid at the time otherwise required or permitted in the form of annual installments over a 5, 10 or 15-year period commencing at the time otherwise required or permitted under the Plan and paid annually thereafter for the remainder of the installment period (subject to Section 5.1(b)). For these purposes, the amount of each installment payment shall be determined by multiplying the value of the Participant's remaining vested Accounts by a fraction, the numerator of which is one (1) and the denominator of which is the number of calendar years remaining in the installment period. Notwithstanding the foregoing, if a Participant's employment is terminated for cause, as determined by the Company, full payment of all remaining amounts in such Participant's Account shall be paid in the form of a single lump sum payment as soon as practicable after such termination.

                  (d)      Change in Form

                           (i) Notwithstanding the foregoing, in accordance with the written, telephonic or electronic procedures prescribed by the Committee, a Participant may elect to change the form applicable to a particular category of deferral at any time, provided that such election must be made at least twelve (12) consecutive months before the date on which such distribution otherwise would have been made or commenced. Any such change that is not in effect for at least the applicable twelve (12) month period shall be disregarded and the last valid election shall be substituted in its place. In the absence of such a valid election, distribution shall be made in the form of a single lump sum distribution in cash and, to the extent distributable amounts are credited to the Participant's Deferred Stock Account, in shares of Common Stock (with any fractional share interest therein paid in cash to the extent of the then fair market value thereof).

                           (ii) In addition, with respect to a Participant who has commenced receiving installment payments, such Participant may elect, pursuant to the written, telephonic or electronic method prescribed by the Committee (or its delegate), to have all remaining installment payments that are otherwise to be paid to the Participant at least twelve (12) months after the date of the election be accelerated and paid in a single lump sum payment as of a date specified by the Committee that is at least twelve (12) months after the date of the election.

                                   ARTICLE VI
                               General Provisions

         Section 6.1       Unsecured Promise to Pay

                           The Company shall make no provision for the funding of any amounts payable hereunder that (i) would cause the Plan to be a funded plan for purposes of section 404(a)(5) of the Code, or Title I of ERISA, or (ii) would cause the Plan to be other than an "unfunded and unsecured promise to pay money or other property in the future" under Treasury Regulations 'SS' 1.83-3(e); and, except to the extent specified in the Stock Trust following a "change of control" (as defined in the Stock Trust) of the Company, the Company shall have no obligation to make any arrangement for the accumulation of funds to pay any amounts under this Plan. Subject to the restrictions of the preceding sentence and in Section 4.3, the Company, in its sole discretion, may establish one or more grantor trusts described in Treasury Regulations 'SS' 1.677(a)-1(d) to accumulate funds and/or shares of Common Stock to pay amounts under this Plan, provided that the assets of such trust(s) shall be required to be used to satisfy the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency.

         Section 6.2       Plan Unfunded

                           In the event that the Company (or one of its subsidiaries) shall decide to establish an advance accrual reserve on its books against the future expense of payments hereunder, such reserve shall not under any circumstances be deemed to be an asset of this Plan but, at all times, shall remain a part of the general assets of the Company (or such subsidiary), subject to claims of the Company's (or such subsidiary's) creditors. A person entitled to any amount under this Plan shall be a general unsecured creditor of the Company (or the Participant's employer subsidiary) with respect to such amount. Furthermore, a person entitled to a payment or distribution with respect to any amounts credited to Participant Accounts shall have a claim upon the Company (or the Participant's employer subsidiary) only to the extent of the vested balance(s) credited to such Accounts.

         Section 6.3       Designation of Beneficiary

                           The Participant's beneficiary under this Plan with respect to amounts credited to the Participant's Accounts hereunder shall be the person designated to receive benefits on account of the Participant's death on a form provided by the Committee.

         Section 6.4       Expenses

                           All commissions, fees and expenses that may be incurred in operating the Plan and any related trust(s) established in accordance with the Plan (including the Stock Trust) will be paid by the Company.

         Section 6.5       Voting Common Stock

                           Each Participant who has a Deferred Stock Account shall be entitled to provide directions to the Committee to cause the Committee to similarly direct the Trustee of the Stock Trust to vote, on any matter presented for a vote to the shareholders of the Company, that number of shares of Common Stock held by the Stock Trust equivalent to the number of shares of Common Stock credited to the Participant's Deferred Stock Account. The Committee shall arrange for distribution to all such Participants in a timely manner all communications directed generally to the shareholders of the Company as to which their votes are solicited. If the Stock Trust ever holds fewer shares of Common Stock than there are shares allocated to Deferred Stock Accounts under the Plan as to which timely and proper directions have been received from the applicable Plan participants, the Committee will direct the Trustee to vote all shares held in the Stock Trust in the same proportion as the total shares covered by timely and proper directions that have been directed to be voted.

         Section 6.6       Non-Assignability

                           Participants, their legal representatives and their beneficiaries shall have no right to anticipate, alienate, sell, assign, transfer, pledge or encumber their interests in the Plan, nor shall such interests be subject to attachment, garnishment, levy or execution by or on behalf of creditors of the Participants or of their beneficiaries.

         Section 6.7       Mandatory Deferral

                           Notwithstanding any other provision of this Plan, the Compensation and Benefits Committee of the Company's Board of Directors may require an employee to defer:
                           (i) the portion of any Base Salary, Bonus amount, Equity-Based Compensation, or SERP distribution, or
                           (ii) the portion of any payment from any Account hereunder, in any case where the Company anticipates that such portion otherwise would be nondeductible pursuant to section 162(m) of the Code.

         Section 6.8       Employment/Participation Rights

                  (a) Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                  (b) Nothing in the Plan shall be construed to be evidence of any agreement or understanding, express or implied, that the Company will continue to employ a Participant in any particular position or at any particular rate of remuneration.

                  (c) No employee shall have a right to be selected as a Participant, or, having been so selected, to be continued as a Participant.

                  (d) Nothing in this Plan shall affect the right of a recipient to participate in and receive benefits under and in accordance with any pension, profit-sharing, deferred compensation or other benefit plan or program of the Company.

         Section 6.9       Severability

                           If any particular provision of the Plan shall be found to be illegal or unenforceable for any reason, the illegality or lack of enforceability of such provision shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or unenforceable provision had not been included.

         Section 6.10      No Individual Liability

                           It is declared to be the express purpose and intention of the Plan that no liability whatsoever shall attach to or be incurred by the shareholders, officers, or directors of the Company (or any affiliate) or any representative appointed hereunder by the Company (or any affiliate), under or by reason of any of the terms or conditions of the Plan.

         Section 6.11      Tax and Other Withholding

                           The Company shall have the right to deduct from any payment made under the Plan any amount required by federal, state, local, or foreign law to be withheld with respect to such payment. The Company shall also have the right to withhold from other current salary or wages any amount required by federal, state, local, or foreign law to be withheld with respect to compensation deferred under the Plan at any time prior to payment of such deferred compensation, or if such other current salary or wages are insufficient to satisfy such withholding requirement, to require the Participant to pay the Company such amount required to be withheld to the extent such requirement cannot be satisfied through withholding on other current salary or wages. Additionally, should deferrals under this Plan cause there to be insufficient current salary or wages for purposes of withholding taxes or other amounts required by federal, state, local, or foreign law to be withheld from current salary or wages, the Company shall require the Participant to pay the Company such amount required to be withheld to the extent such requirement cannot be satisfied through withholding on other current salary or wages. Amounts deferred under the Plan will be taken into account for purposes of any withholding obligation under the Federal Insurance Contributions Act and Federal Unemployment Tax Act at the later of the Plan Year during which the services are performed or the Plan Year during which the rights to the amounts are no longer subject to a substantial risk of forfeiture, as required by section 3121(v) and 3306(r) of the Code and the regulations promulgated thereunder.

         Section 6.12      Applicable Law

                           This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey except to the extent governed by applicable federal law.

         Section 6.13      Incompetency

                           Any person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Committee receives written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, or other person legally vested with the care of his estate has been appointed. If the Committee finds that any person to whom a benefit is payable under the Plan is unable to properly care for his or her affairs, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for the care of such person otherwise entitled to payment. If a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator provided that proper proof of appointment is furnished in a form and manner suitable to the Committee. Any payment made under the provisions of this Section shall be a complete discharge of liability therefor under the Plan.

         Section 6.14      Notice of Address

                           Any payment made to a Participant or a designated beneficiary at the last known post office address of the distributee on file with the Committee, shall constitute a complete acquittance and discharge of any obligations of the Company under this Plan, unless the Committee shall have received prior written notice of any change in the condition or status of the distributee. Neither the Committee, the Company nor any director, officer, or employee of the Company shall have any duty or obligation to search for or ascertain the whereabouts of a Participant or a designated beneficiary.



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


                                   ARTICLE VII

                                 Administration

         Section 7.1       Committee

                           Prior to a Change in Control, the Plan shall be administered by the Committee. The Committee shall have the exclusive right to interpret the Plan (including questions of construction and interpretation) and the decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan. The Committee may delegate to such officers, employees or departments of the Company, or to service-providers or other persons, such authority, duties, and responsibilities of the Committee as it, in its sole discretion, considers necessary or appropriate for the proper and efficient operation of the Plan, including, without limitation,
                           (i) interpretation of the Plan, (ii) approval and payment of claims, and (iii) establishment of procedures for administration of the Plan. Notwithstanding the foregoing, after a Change in Control, the trustee of any grantor trust established for the purpose of accumulating funds to satisfy the obligations incurred by the Company under this Plan shall administer the Plan and shall have the same privileges and rights as given to the Committee prior to a Change in Control.

         Section 7.2       Claims Procedure

                           Any person dissatisfied with the Committee's determination of a claim for benefits (or claim for eligibility for participation) hereunder must file a written request for reconsideration with the Committee. This request must include a written explanation setting forth the specific reasons for such reconsideration. The Committee shall review its determination promptly and render a written decision with respect to the claim, setting forth the specific reasons for such denial written in a manner calculated to be understood by the claimant. Such claimant shall be given a reasonable time within which to comment, in writing, to the Committee with respect to such explanation. The Committee shall review its determination promptly and render a written decision with respect to the claim. Such decision of the Committee shall be conclusive, binding, and final upon all claimants under this Plan.




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


                                  ARTICLE VIII

                    Amendment, Termination and Effective Date

         Section 8.1       Amendment of the Plan

                           Subject to Section 8.3, the Plan may be wholly or partially amended or otherwise modified at any time by written action of the Board of Directors.

         Section 8.2       Termination of the Plan

                           Subject to the provisions of Section 8.3, the Plan may be terminated at any time by written action of the Board of Directors.

         Section 8.3       No Impairment of Benefits

                           Notwithstanding the provisions of Sections 8.1 and 8.2, no amendment to or termination of the Plan shall reduce the amount credited to any Participant's Accounts hereunder.

         Section 8.4       Effective Date

                           The Plan, as previously amended and restated, was effective as of August 15, 1996. The Plan as set forth herein is amended and restated effective as of March 22, 2004, with the exception of the amendment to Section 4.2 allowing participants to allocate and reallocate deferrals out of a Deferred Stock Account, which amendment shall be effective beginning as of the first day of the quarter after the Plan amendments are approved.



                                       30